QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.48

AGREEMENT

ON

CAPITAL INCREASE AND ADMISSION OF NEW JOINT VENTURER

OF

SHANGHAI HUA HONG NEC ELECTRONICS COMPANY, LIMITED

SHANGHAI, CHINA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

WITNESSETH	3
ARTICLE 1 DEFINITIONS	4
ARTICLE 2 CAPITAL INCREASE AND ADMISSION OF NEW JOINT VENTURER	4
2.1 Capital Increase	4
2.2 Subscription of Increased Capital	4
2.3 Contribution Schedule	5
2.4 Increased Capital Contribution Verification	5
2.5 Share Structure after Capital Increase	5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES	5
3.1 Representations and Warranties by Party A	5
3.2 Representations and Warranties by Party B1 and Party B2	6
3.3 Representations and Warranties by Party C	8
3.4 Representations and Warranties by Party D	9
3.5 Representations and Warranties by Party E	9
3.6 Survival of Representations and Warranties	11
ARTICLE 4 RESPONSIBILITIES OF THE PARTIES TO PARTY E	11
ARTICLE 5 AMENDMENT TO 1997 JV CONTRACT AND 1997 AOA, APPROVAL AND REGISTRATION	11
5.1 Amendment to 1997 JV Contract and 1997 AOA	11
5.2 Approval and Registration	11
ARTICLE 6 INDEMNIFICATION	11
[...***...]	12
ARTICLE 8 MISCELLANEOUS	12
8.1 Headings	12
8.2 Governing Law	12
8.3 Effectiveness and Benefits	12
8.4 Entire Agreement	12
8.5 Counterparts	12
8.6 Other Matters	13
8.7 Taxes	13
8.8 Effectiveness	13

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        This AGREEMENT ON CAPITAL INCREASE AND ADMISSION OF NEW JOINT VENTURER OF SHANGHAI HUA HONG NEC ELECTRONICS COMPANY, LIMITED (hereinafter referred to as this "Agreement") is made and entered into as of August 29th, 2003, in Shanghai, the People's Republic of China (hereinafter referred to as "China") among and by:

        Shanghai Hua Hong (Group) Co., Ltd. (hereinafter referred to as "Party A"), a company with limited liability duly organized and existing under the laws of China, having its registered address at Land Lot No. 46, Pudong Jinqiao Development Zone, Shanghai, China under the registration number of 150411800; its Legal Representative is Mr. Zhang Wenyi;

        NEC CORPORATION (hereinafter referred to as "Party B1"), a company with limited liability duly organized and existing under the laws of Japan, having its registered address at 7-1, Shiba 5-chome, Minato-ku Tokyo, Japan; its Legal Representative is Mr. Akinobu Kanasugi;

        NEC (China) Co., Ltd. (hereinafter referred to as "Party B2"), a company with limited liability duly organized and existing under the laws of China, having its registered address at 19F Full Link Plaza No. 18 Chaoyangmenwai Ave., Beijing, China under the registration number of 000718; its Legal Representative is Mr. Iwao Shinohara;

        Shanghai Hua Hong International Inc. (hereinafter referred to as "Party C"), a company with limited liability duly organized and existing under the laws of British Cayman Island, having its registered address at British Cayman Island, its authorized representative is Mr. Gu Xiaochun.

        Newport Fab, LLC d/b/a Jazz Semiconductor (hereinafter referred to as "Party D"), a company with limited liability duly organized and existing under the laws of Delaware, the United Sates of America, having its offices at 4321 Jamboree Road, Newport Beach, CA 92660-3095; its authorized representative is Mr. Shu Li;

        And

        Shanghai Hua Hong NEC Electronics Company, Limited (hereinafter referred to as "Party E"), a company with limited liability duly organized and existing under the laws of China, having its registered address at No. 1188 Chuan Qiao Road, Pudong New Area, Shanghai, China, its legal representative is Mr. Zhang Wenyi.

        Party B1 and Party B2 are sometimes referred to collectively as "Party B", and a duty, obligation or right of Party B under this Contract shall be deemed to be a joint and several duty, obligation or right of both Party B1 and Party B2. Party A, Party B1, Party B2, Party C, Party D and Party E are sometimes referred to collectively as the "Parties" or individually as a "Party".

WITNESSETH

        1.     Party A and Party B entered into and executed the Joint Venture Contract on the Establishment and Operation of Party E (hereinafter referred to as the "1997 JV Contract") and the Articles of Association of Shanghai Hua Hong NEC Electronics Company Limited (hereinafter referred to as the "1997 AOA") on May, 1997 to establish and operate Party E with its registered capital of USD [...***...] which is now engaged in the design, development, manufacturing (wafer fabrication) and sale of large scale integrated circuits;

        The share structure of Party E before entering into this Agreement is as follows:

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        2.     The Parties intend to evaluate the potential investment into Party E, to enhance the Parties' wafer foundry services to manufacture semiconductor products and to further realize the strategic cooperation with regard to semiconductor products manufacturing and advanced technology. Based on such intention, Party A (also on behalf of, and authorized by Party E) and Party D have executed and entered into a Memorandum of Understanding (hereinafter referred to as the "MOU") as of July 16th, 2003 in Shanghai, China in order to collaborate together and create competitive foundry services to manufacture semiconductor products;

        3.     Party A, Party B and Party C agree to allow Party D to invest in, and Party D agrees to invest in Party E by increasing the registered capital of Party E subject to the terms and conditions contemplated in this Agreement, the joint venture contract and the articles of association to be entered into between the Parties (hereinafter referred to as, respectively, the "New JV Contract" and the "New AOA") and based on the mutual understandings that Party D shall be granted with the equity representing 11.32%, diluting to no less than 10% post the contemplated Shanghai Belling Co., Ltd. investment of the registered capital of Party E if Party D fulfils its obligation to license and transfer all the technologies as contemplated in the MOU to Party E and the current value of Party E before investment by Party D shall not be less than USD [...***...] as of the Effective Date (as defined below);

        NOW, THEREFORE, in consideration of the premises and the mutual promises, representations, warranties and covenants hereinafter set forth, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

        In this Agreement, unless the context requires otherwise, the following terms used in this Agreement shall have the meanings set forth below:

        1.1   "Affiliates" shall mean in relation to a company, any other company or partnership which, through ownership of voting stock or otherwise, directly or indirectly, is controlled by, under common control with, or in control of that company. The term "control" means ownership of more than fifty percent (50%) of the voting stock of a company, or the power to appoint or elect a majority of the directors of a company.

        1.2   "Effective Date" shall mean the date on which this Agreement shall become effective pursuant to Article 8.8 of this Agreement.

        1.3   "Joint Stock Company" shall mean the company limited by shares under the Company Law of China and other applicable laws of China.

        1.4   "USD" or "US Dollar(s)" shall mean the lawful currency of the United States of America.

ARTICLE 2

CAPITAL INCREASE AND ADMISSION OF NEW JOINT VENTURER

        2.1   Capital Increase

        On the Effective Date provided in this Agreement and subject to the terms and conditions set forth hereinafter, the Parties hereby agree to increase the registered capital of Party E from [...***...] to [...***...] (hereinafter referred to as "New Registered Capital") and the difference between the current registered capital of [...***...] and the New Registered Capital of [...***...] (hereinafter referred to as the "Increased Capital") shall be contributed through the investment made by Party D in accordance with Article 2.2 herein. Accordingly the total investment of Party E shall be simultaneously adjusted from the current [...***...] to [...***...] on the Effective Date provided in this Agreement.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        2.2   Subscription of Increased Capital

        On the Effective Date provided in this Agreement and subject to the terms and conditions set forth hereinafter, Party D shall subscribe the Increased Capital, which accounts for Eleven Point Three Two Percent (11.32%) of the New Registered Capital of Party E. The subscribed contributions of Party D to the New Registered Capital shall be made in technologies and cash and in US Dollars as follows:

  (i)
  Cash: Ten Million US Dollars (USD 10,000,000);

  (ii)
  [...***...] in the form of technologies solely for the purposes of aiding and assisting the entry of Party D, under the laws of the PRC, into the Party E.

        2.3   Contribution Schedule

        The specific amount to be paid or contributed, time and schedule for making such payments or contributions by Party D shall be subject to the New JV Contract and the Technology License and Transfer Agreement entered into by and between Party D and Party E and in accordance with the contribution schedule specially stipulated in Exhibit 1 attached hereto.

        2.4   Increased Capital Contribution Verification

        The Increased Capital contribution verification shall be conducted in accordance with Article 6-06 (2) in the New JV Contract.

        2.5   Share Structure after Capital Increase

        On the Effective Date, the share structure of Party E shall be as follows:

[...***...]

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

        3.1   Representations and Warranties by Party A

        Party A hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party A is a company with limited liability duly organized, validly existing and in good standing under the laws of China.

          (2)   Corporate Authority

          Party A has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party, and to consummate the transactions contemplated herein. The execution, delivery and performance by Party A of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party A. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party A, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, and/or similar laws affecting creditor's rights generally.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          (3)   No Violation

          Party A is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreement, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

          (4)   Compliance with Law

          Party A is in compliance with all laws and regulations of China to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party A to be in violation of any laws and regulations of China.

          (5)   Paid-Up Contributions

          Party A has fully paid up its contributions representing [...***...] in the New Registered Capital of Party E evidenced by the capital verification report that has been issued by a qualified Chinese accountant and attached hereto as Exhibit 2.

        3.2   Representations and Warranties by Party B1 and Party B2

        Party B1 hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party B1 is a company with limited liability duly organized, validly existing and in good standing under the laws of Japan.

          (2)   Corporate Authority

          Party B1 has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party and to consummate the transactions contemplated herein. The execution, delivery and performance by Party B1 of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions, except that B1 will need an approval by its Board of Directors. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party B1. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party B1, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, and/or similar laws affecting creditor's rights generally.

          (3)   No Violation

          Party B1 is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreements, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          (4)   Compliance with Law

          Party B1 is in compliance with all laws and regulations of Japan to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party B1 to be in violation of any laws and regulations of Japan.

          (5)   Paid-Up Contributions

          Party B1 has fully paid up its contributions representing [...***...] in the New Registered Capital of Party E evidenced by the capital verification report that has been issued by a qualified Chinese accountant and attached hereto as Exhibit 3-1.

        Party B2 hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party B2 is a company with limited liability duly organized, validly existing and in good standing under the laws of China.

          (2)   Corporate Authority

          Party B2 has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party and to consummate the transactions contemplated herein. The execution, delivery and performance by Party B2 of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions, except that B2 will need an approval by its Board of Directors. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party B2. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party B2, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, and/or similar laws affecting creditor's rights generally.

          (3)   No Violation

          Party B2 is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreements, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

          (4)   Compliance with Law

          Party B2 is in compliance with all laws and regulations of China to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party B2 to be in violation of any laws and regulations of China.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          (5)   Paid-Up Contributions

          Party B2 has fully paid up its contributions representing [...***...] in the New Registered Capital of Party E evidenced by the capital verification report that has been issued by a qualified Chinese accountant and attached hereto as Exhibit 3-2.

        3.3   Representations and Warranties by Party C

        Party C hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party C is a company with limited liability duly organized, validly existing and in good standing under the laws of British Cayman Island.

          (2)   Corporate Authority

          Party C has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party and to consummate the transactions contemplated herein. The execution, delivery and performance by Party C of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party C. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party C, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, or similar laws affecting creditor's rights generally.

          (3)   No Violation

          Party C is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreement, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

          (4)   Compliance with Law

          Party C is in compliance with all laws and regulations of British Cayman Island to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party C to be in violation of any laws and regulations of British Cayman Island.

          (5)   No Infringement by Party C's Contribution

          Party C hereby represents and warrants that the contribution made by Party C into Party E shall be legally owned by Party C free and clear of any liabilities, charges, liens, pledges, mortgages, restrictions, adverse claims, security interests, rights of others, and encumbrances of any kind. Party C further represents and warrants that Party C has full right to make such contribution and there is no claim, action, proceeding or other litigation pending or, to the knowledge of the Party C, threatened with respect to such contribution or which, if adversely determined, would restrict or interfere in any negative respect with the contribution.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        3.4   Representations and Warranties by Party D

        Party D hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party D is a company with limited liability duly organized, validly existing and in good standing under the laws of Delaware, the United States of America (the Legal Opinion Regarding Party D attached hereto as Exhibit 4).

          (2)   Corporate Authority

          Party D has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party and to consummate the transactions contemplated herein. The execution, delivery and performance by Party D of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party D. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party D, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, or similar laws affecting creditor's rights generally.

          (3)   No Violation

          Party D is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreement, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

          (4)   Compliance with Law

          Party D is in compliance with all laws and regulations of the United States of America to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party D to be in violation of any laws and regulations of the United States of America.

          (5)   No Infringement by Party D's Technology

          Party D hereby represents and warrants that the contribution in technologies (as defined in the Technology License and Transfer Agreement "Party D Process") to Party E is owned, developed by Party D, or has been licensed to Party D, and to Party D's actual knowledge, does not infringe any intellectual property right of any third party.

        3.5   Representations and Warranties by Party E

        Party E hereby represents and warrants to the other Parties, as of the Effective Date, the following:

          (1)   Organization and Standing

          Party E is a company with limited liability duly organized, validly existing and in good standing under the laws of China.

          (2)   Corporate Authority

          Party E has full corporate power and authority to enter into this Agreement and all other agreements, instruments or certificates contemplated herein to which it is party, and to consummate the transactions contemplated herein. The execution, delivery and performance by Party E of this Agreement and all other agreements instruments or certificates contemplated herein to which it is party have been duly authorized by all requisite corporate actions. This Agreement and all other agreements, instruments or certificates contemplated herein have been duly executed and delivered by Party E. This Agreement and all other agreements, instruments or certificates contemplated herein constitute a valid and binding obligation of Party E, enforceable in accordance with its terms, except where such enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, and/or similar laws affecting creditor's rights generally.

          (3)   No Violation

          Party E is not in violation of or in default in any material respect under any term of its organizational documents, any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree. The execution, delivery and performance of this Agreement and all other agreement, instruments or certificates have not resulted in and will not result in any such violation of or conflict with, or constitute a default under any of the foregoing.

          (4)   Compliance with Law

          Party E is in compliance with all laws and regulations of China to which it is subject, the violation of which, either individually or in aggregate, would have a material adverse effect. The execution, delivery or performance of this Agreement and all other agreements, instruments and certificates contemplated herein and the consummation of the transactions contemplated herein will not cause Party E to be in violation of any laws and regulations of China.

          (5)   Paid-Up Contributions

          Party E herby represents and warrants that the registered capital of Party E before entering into this Agreement has been fully paid up by Party A, Party B and Party C evidenced by the capital verification report that has been issued by a qualified Chinese accountant and attached hereto as Exhibit 5.

          (6)   Corporate Procedures and Resolution

          The Board of Directors of Party E shall have passed a resolution approving the capital increase and admission of new joint venturer of Party D contemplated in this Agreement in accordance with the applicable laws and regulations of China.

          (7)   Disclosure of Party E Information

          Party E hereby represents and warrants that it has fully and accurately disclosed in writing and/or in any other appropriate ways to the other Parties, especially to Party D, all information with regard to the operation and finance of Party E including but not limited to financial statements, assets (tangible or intangible), land, employee matters, intellectual properties, tax matters, subsidiaries, liabilities, disputes, litigations, claims, capitalization, environmental matters and any other contingent matters Party E is aware of or should be aware of as of the Effective Date. Party E further represents and warrants that there are no material facts, liabilities or matters with regard to Party E not disclosed to the other Parties, especially to Party D which might reasonably affect the willingness of Party D to subscribe the Increased Capital of HHNEC subject to the terms and conditions contained herein or that might be expected to adversely affect the rights and interests of the other Parties, especially Party D.

          (8)   Full Performance of Obligations

          Party E hereby represents and warrants that Party A, Party B and Party C have fully performed and are now performing the obligations set forth in the 1997 JV Contract and 1997 AOA and their respective amendments.

          (9)   No Infringement by Party E's Technology

          Party E hereby represents and warrants that to the actual knowledge of Party E, any and all technologies currently owned, developed and used by Party E including but not limited to the technologies contributed, transferred or licensed by Party A, Party B or Party C (if any) to Party E does not infringe any intellectual property right of any third party.

        3.6   Survival of Representations and Warranties

        The Parties acknowledge and agree that all the above representations and warranties made or to be performed by the Parties shall survive the execution and delivery of this Agreement and the Effective Date.

ARTICLE 4

RESPONSIBILITIES OF THE PARTIES TO PARTY E

        The Parties excluding Party E hereby agree to fully comply with their respective responsibilities to Party E specified in Article 5 of the New JV Contract, and further undertake that when either Party performs such responsibilities specified in Article 5 of the New JV Contract to Party E, it shall keep any and all the information disclosed by any other Parties it may have access to confidential in accordance with Article 29 of the New JV Contract.

ARTICLE 5

AMENDMENT TO 1997 JV CONTRACT AND 1997 AOA, APPROVAL AND REGISTRATION

        5.1   Amendment to 1997 JV Contract and 1997 AOA

        The Parties agree that the 1997 JV Contract and 1997 AOA as well as their respective amendments shall be superseded by the New JV Contract and New AOA and accordingly the obligations of Party A and Party B as set forth in 1997 JV Contract and 1997 AOA and their respective amendments shall be replaced. The New JV Contract and New AOA shall become effective from the Effective Date.

        5.2   Approval and Registration

        Party E shall, at its own cost and expense and with the reasonable assistance of the other Parties, be responsible for applying for the approval of this Agreement and any other related documents by any competent examination and approval authority and registration of the transaction contemplated herein and all the related documents with any administration for industry and commerce within ten (10) business days after the execution of this Agreement by the Parties.

ARTICLE 6

INDEMNIFICATION

        Subject to Article 7 below, each Party hereby agrees to defend, indemnify and hold harmless the other Parties and their respective successors, assignees, and Affiliates from and against any and all actual out of pocket losses, deficiencies, liabilities, damages, assessments, judgments, administrative penalties, awards, reasonable third party costs and expenses, including but not limited to attorneys' fees (both those incurred in connection with the defense or prosecution of the indemnifiable claim and those incurred in connection with the enforcement of this provision), caused by, resulting from or arising out of:

  (i)
  a breach of any representation or warranty of such Party contained in or made pursuant to this Agreement;

  (ii)
  any non-fulfillment of any obligation or agreement contained in or made pursuant to this Agreement.

ARTICLE 7

LIMITATION OF LIABILITY

        EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL A PARTY BE LIABLE TO THE OTHER PARTIES FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR EXEMPLARY DAMAGES ARISING FROM THE SUBJECT MATTER OF, OR CONTRIBUTIONS MADE PURSUANT TO THIS AGREEMENT, REGARDLESS OF THE TYPE OF CLAIM, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 8

MISCELLANEOUS

        8.1   Headings

        The titles and headings of this Agreement are for convenience and reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision herein.

        8.2   Governing Law

        The formation, validity, interpretation, performance, enforcement, amendment and termination of this Agreement shall be protected and governed by the laws and regulations of China. When the laws and regulations of China do not regulate a certain matter, the Parties shall consider applying prevailing international legal principles and practices.

        8.3   Effectiveness and Benefits

        This Agreement shall become effective commencing from the Effective Date. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assignees.

        8.4   Entire Agreement

        This Agreement including its Exhibits attached hereto and the New JV Contract, the New AOA and all other agreements, instruments and certificates executed by the Parties, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein and shall, upon taking effect, supersede any and all prior agreements, commitments, and understandings, oral or written, among the Parties with respect to this subject matter.

        8.5   Counterparts

        This Agreement may be executed in both Chinese and English simultaneously in sixteen (16) counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument. Both Chinese and English versions of this Agreement shall be equally authentic and effective.

        8.6   Other Matters

        Any other matters not covered in this Agreement shall be subject to the New JV Contract and New AOA and all other agreements, instruments and certificates executed by the Parties, and mutual consultations among the Parties.

        8.7   Taxes

        Party E will cooperate with Party D in causing the Party E make an Entity Classification Election for United States Income tax purposes only to be treated as a US partnership by filing a Form 8832 with the Internal Revenue Service of the United States and following the appropriate steps to insure a valid election, provided that this support shall not create any obligation or liabilities for Party E except for the support itself, nor shall it conflict with any applicable laws and regulations of China.

        8.8   Effectiveness

        This Contract/Agreement shall become effective upon the effectiveness of the JOINT VENTURE CONTRACT ON THE ESTABLISHMENT AND OPERATION OF SHANGHAI HUA HONG NEC ELECTRONICS COMPANY, LIMITED Dated August 30, 2003.

        [SIGNING PAGE]

        IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Shanghai Hua Hong (Group) Co., Ltd.

By: /s/  ZHANG WENYI
Name: Zhang Wenyi
Title: Legal Representative

NEC CORPORATION

By: /s/  AKINOBU KANASUGI
Name: Akinobu Kanasugi
Title: Legal Representative

NEC (China) Co., Ltd.

By: /s/  IWAO SHINOHARA
Name: Iwao Sinohara
Title: Legal Representative

Shanghai Hua Hong International Inc.

By: /s/  GU XIAOCHUN
Name: Gu Xiaochun
Title: Authorized Representative

Newport Fab, LLC d/b/a Jazz Semiconductor

By: /s/  SHU LI
Name: Shu Li
Title: President and CEO

Shanghai Hua Hong NEC Electronics Company, Limited

By: /s/  K. SHIMAKURA
Name: K. Shimakura
Title:

EXHIBIT 1
CONTRIBUTION SCHEDULE

1.     Cash Contribution by Party D

  (1)
  Party D shall pay up an amount equivalent to fifteen percent (15%) of their respective subscribed cash contributions to the New Registered Capital, within three (3) months after the issuing date of renewed business license of Party E.

  (2)
  Party D shall pay up the remaining portion of cash eighty five percent (85%) in installments within two (2) years after the issuing date of renewed business license of Party E.

2.     Technology Contribution by Party D

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2
PARTY A'S CAPITAL VERIFICATION REPORT

        [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 3-1
PARTY B1'S CAPITAL VERIFICATION REPORT

        [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 3-2
PARTY B2'S CAPITAL VERIFICATION REPORT

        [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4
LEGAL OPINION REGARDING PARTY D

        [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 5
PARTY E'S CAPITAL VERIFICATION REPORT

        [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

QuickLinks

  Exhibit 10.48
AGREEMENT ON CAPITAL INCREASE AND ADMISSION OF NEW JOINT VENTURER OF SHANGHAI HUA HONG NEC ELECTRONICS COMPANY, LIMITED